UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 18, 2010

China New Media Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-53027	33-0944402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Golden Name Commercial Tower
68 Renmin Road, Zhongshan District, Dalian, P.R. China
(Address of Principal Executive Offices)

116001
(Zip Code)

86-0411-82728168
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    Effective June 18, 2010, the Board of Directors (the “Board”) of China New Media Corp. (the “Company”) has appointed Ms. Ming Ma, Mr. Johann Y. Tse and Mr. Dror Poleg as directors of the Company.

    Ms. Ma previously served as President and Board of Director of Dalian Vastitude Media Group (“V-Media”). Ms. Ma is the wife of Mr. Guojun Wang, Chairman and Chief Executive Officer of the Company. She has been in charge of V-Media’s daily operation since its inception in September 2000. Prior to that, she had served as the Sales Manager in Dalian Pacific Advertisement Co. Ltd. Ms. Ma graduated from Dalian Institute of Finance Trade Union in 1991.

    Pursuant to the agreement of Appointment as a Non-Executive Director of China New Media Corp. dated as March 16, 2010, effective as of June 18, 2010, Mr. Johann Y. Tse was appointed as an independent director of the Company. Mr. Johann Y. Tse was also appointed as the Chairman of the Compensation Committee. Mr. Johann Y. Tse will receive $15,000 in fees annually from the Company for his services to the Company.

    Pursuant to the agreement of Appointment as a Non-Executive Director of China New Media Corp. dated as April 14, 2010, effective as of June 18, 2010, Mr. Dror Poleg was appointed as an independent director of the Company. Mr. Dror Poleg was also appointed as the Chairman of the Nomination Committee.  Mr. Dror Poleg will receive $15,000 in fees annually from the Company for his services to the Company.

    There are no related party transactions between any of these directors and the Company reportable under Item 404(a) of Regulation S-K.

Item 8.01.	Other Event.

    On June 23, 2010, China New Media Corp. issued a press release announcing the appointment of certain board directors effective June 18, 2010. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

    The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on June 23, 2010

Note Regarding Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of China New Media Corp. and its subsidiaries and may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although China New Media Corp. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, China New Media Corp. cannot guarantee future results or events. China New Media Corp. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China New Media Corp.

Date: June 23, 2010	By:	/s/ Guojun Wang
	Name:	Guojun Wang
	Title:	Chief Executive Officer